Supplement to the John Hancock Equity Funds Prospectus
                 dated March 1, 2004 as revised October 1, 2004

Effective December 1, 2004:

On page 36, under the heading "Opening an Account", the minimum initial investment for retirement accounts has been changed to $500.


On page 41, the "Retirement plans" section under the heading "Additional Investor Services" has been deleted and replaced with the following:

John Hancock Funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.



November 26, 2004